EX-99.2(D)(2)

NUMBER                                                              SHARES
      -------------                                                       ------

PREFERRED SHARES                                                PREFERRED SHARES

PAR VALUE $0.01                                                  PAR VALUE $0.01

                                                              CUSIP 31849 P 20 3



                       FIRST AMERICAN MINNESOTA MUNICIPAL
                              INCOME FUND II, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

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THIS CERTIFIES THAT
                                   Cede & Co.

IS THE OWNER OF ____
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                FULLY PAID AND NON-ASSESSABLE PREFERRED SHARES OF
            FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.

(HEREINAFTER CALLED THE "CORPORATION"), TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE REGISTERED HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED AND IN ACCORDANCE WITH THE ARTICLES OF INCORPORATION OF THE CORPORATION. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR OR ITS DESIGNATED AGENT.

The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series of capital stock of the Corporation authorized to be issued, so far as they have been determined, and the authority of the Board of Directors to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Corporation.

     IN WITNESS WHEREOF, THE CORPORATION HAS CAUSED THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS TO BE AFFIXED HERETO.

Dated:  _________, 2003



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Treasurer                                     Vice President


Countersigned and Registered:
THE BANK OF NEW YORK                                Transfer Agent and Registrar



By:                                                         Authorized Signature